UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016 (November 30, 2016)

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37501	80-0848819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard, Suite 1, Harrisburg, PA 17112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 657-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 30, 2016, Joseph Scharfenberger resigned as a director of Ollie’s Bargain Outlet Holdings, Inc. Mr.  Scharfenberger’s resignation from the Board of Directors is not due to any disagreement with the Company related to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: December 1, 2016	/s/ John Swygert

Name: John Swygert
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer of the Registrant)